Ameristock Mutual Fund, Inc.

Ameristock Focused Value Fund

P.O. Box 6919

Moraga, CA 94570

(800) 394-5064

Supplement dated June 30, 2002

To Prospectus dated October 15, 2001

In order to continue improving the quality of service to our shareholders, Ameristock Funds have appointed a new Transfer Agent, ALPS Mutual Funds Services, Inc., effective August 5, 2002. The change will not affect the status of your account or your investment in The Ameristock Funds.

THERE IS NO ACTION REQUIRED ON YOUR PART.

All account applications, investment remittances, redemption requests and written correspondence relating to your investment in any of The Ameristock Funds should be directed to the following address effective August 5, 2002:

Ameristock Funds

PMB 613

303 16th St., Suite #016

Denver, CO 80202-5657

Purchases by wire should be directed to the following instructions, also effective August 5, 2002:

State Street Bank & Trust

225 Franklin Street

Boston, MA 02171

ABA # 011000028

DDA # 42996082

Account Name: Ameristock Funds

Fund Name

Shareholder Account#

Shareholder Name

If you currently have or want internet access with Ameristock Funds in order to look up information on your investment, log on to www.ameristock.com after August 5, 2002 and follow the instructions to establish a new user name and password. If you do not want internet access, there is no action required on your part.

The Funds' phone number will remain the same, (800) 394-5064. Again, please feel free to contact us should you have any questions. Thank you for choosing The Ameristock Funds.

Sincerely,

Nicholas Gerber, Portfolio Manager